Chapter 11 Proceedings, Ability to Continue as a Going Concern	12 Months Ended
Dec. 31, 2016
Liquidity And Going Concern Disclosure [Abstract]
Chapter 11 Proceedings, Ability to Continue as a Going Concern

Chapter 11 Proceedings, Ability to Continue as a Going Concern

Chapter 11 Proceedings

On April 29, 2016 (the “Petition Date”), to restructure their respective obligations and capital structures, the Company and each of its direct and indirect wholly owned subsidiaries (collectively, the “Ultra Entities” or “Debtors”) filed voluntary petitions under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”). The Debtors’ chapter 11 cases are being jointly administered for procedural purposes under the caption In re Ultra Petroleum Corp., et al, Case No. 16-32202 (MI) (Bankr. S.D. Tex.). Information about our chapter 11 cases is available at our website (www.ultrapetroleum.com) and also at a website maintained by our claims agent, Epiq Systems (http://dm.epiq11.com/UPT/Docket).

We are currently operating our business as a debtor-in-possession in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court. After we filed our chapter 11 petitions, the Bankruptcy Court granted certain relief we requested enabling us to conduct our business activities in the ordinary course, including, among other things and subject to the terms and conditions of such orders, authorizing us to pay employee wages and benefits, pay taxes and certain governmental fees and charges, continue to operate our cash management system in the ordinary course, remit funds we hold from time to time for the benefit of third parties (such as royalty owners), and pay the prepetition claims of certain of our vendors that hold liens under applicable non-bankruptcy law. For goods and services provided following the Petition Date, we intend to pay vendors in full under normal terms.

Subject to certain exceptions provided for in section 362 of the Bankruptcy Code, all judicial and administrative proceedings against us or our property were automatically enjoined, or stayed, as of the Petition Date. In addition, the filing of new judicial or administrative actions against us or our property for claims arising prior to the date on which our chapter 11 cases were filed were automatically enjoined. This prohibits, for example, our lenders or noteholders from pursuing claims for defaults under our debt agreements and our contract counterparties from pursuing claims for defaults under our contracts. Accordingly, unless the Bankruptcy Court agrees to lift the automatic stay, all of our prepetition liabilities and obligations should be settled or compromised under the Bankruptcy Code as part of our chapter 11 proceedings.

Our operations and ability to execute our business remain subject to the risks and uncertainties described in Item 1A, “Risk Factors”. In addition, our assets, liabilities, including our capital structure, shareholders, officers and/or directors could change materially because of our chapter 11 cases. In addition, the description of our operations, properties and capital plans included in this Annual Report on Form 10-K may not accurately reflect our operations, properties and capital plans after we emerge from chapter 11.

Creditors’ Committees – Appointment & Formation

On May 5, 2016, the United States Trustee for the Southern District of Texas appointed an official committee for unsecured creditors of all of the Debtors (the “UCC”). On September 26, 2016, the United States Trustee for the Southern District of Texas filed a Notice of Reconstitution of the UCC. In addition, certain other stakeholders have organized for purposes of participating in the Debtors’ chapter 11 cases: (i) on June 8, 2016, an informal ad hoc committee of unsecured creditors of our subsidiary, Ultra Resources, Inc. (“Ultra Resources”), notified the Bankruptcy Court it had formed and identified its members, most of which are distressed debt investors and/or hedge funds; (ii) on June 13, 2016, an informal ad hoc committee of the holders of senior notes issued by the Company notified the Bankruptcy Court it had formed and identified its members; (iii) on July 20, 2016, an informal ad hoc committee of shareholders of the Company notified the Bankruptcy Court it had formed and identified its members; and (iv) on January 6, 2017, an informal ad hoc committee of unsecured creditors of our subsidiary, Ultra Resources, notified the Bankruptcy Court it had formed and identified its members, most of which are insurance companies. We expect each of the committees to be involved in our chapter 11 cases, and any disagreements with any of the committees may extend our chapter 11 cases, increase the cost of our chapter 11 cases, and/or delay our emergence from chapter 11.

Exclusivity

The Bankruptcy Code provides chapter 11 debtors-in-possession with the exclusive right to file a plan of reorganization under chapter 11 through a period of time specified in the Bankruptcy Code, which period may be extended by the Bankruptcy Court. On July 27, 2016, we filed a motion seeking an extension of the exclusive chapter 11 plan filing period. At a hearing conducted on August 25, 2016, the Bankruptcy Court extended our exclusive right to file a plan of reorganization under chapter 11 through and including March 1, 2017, and to solicit acceptances of such plan through and including May 1, 2017, subject to our producing and delivering a long-term business plan prior to December 1, 2016. The long-term business plan was provided prior to December 1, 2016, and, pursuant to a Stipulation Regarding Order Extending Exclusivity signed by the Bankruptcy Court, we satisfied the condition (with the effect that our exclusive right to file a reorganization plan now continues until and including March 1, 2017, and our exclusive right to solicit acceptances of such a plan continues until and including May 1, 2017). On February 1, 2017, we filed a motion seeking an extension of the exclusive chapter 11 plan filing period through June 29, 2017 and the exclusive right to solicit acceptances of a chapter 11 plan through August 29, 2017. On February 17, 2017, we filed a revised proposed form of order to the motion seeking an extension of the exclusive chapter 11 plan filing period through April 15, 2017 and the exclusive right to solicit acceptances of a chapter 11 plan through June 15, 2017.

Plan Support Agreement, Rights Offering, Backstop Commitment Agreement and Exit Financing Commitment Letter

On November 21, 2016, each of the Ultra Entities entered into a Plan Support Agreement (“PSA”) with (i) holders of at least 66.67% of the principal amount of the Company’s outstanding 5.750% Senior Notes due 2018 and 6.125% Senior Notes due 2024 and (ii) shareholders who own at least a majority of the Company’s outstanding common stock or the economic interests therein (collectively, the “Plan Support Parties”) and a Backstop Commitment Agreement (“BCA”) with a subset thereof (collectively, the “Commitment Parties”).

Plan Support Agreement:    The PSA sets forth the terms and conditions pursuant to which the Ultra Entities and the Commitment Parties have agreed to seek and support a joint plan of reorganization at an aggregate plan value of $6.25 billion, $6.0 billion, or $5.5 billion, depending on commodity prices, for the Ultra Entities which will successfully complete the Reorganization Proceedings (collectively, the “Plan”). Under the Plan, the total enterprise value of the Ultra Entities will be $6.0 billion (the “Plan Value”); provided, that if the average closing price of the 12-month forward Henry Hub natural gas strip price during the seven (7) trading days preceding the commencement of the Rights Offering solicitation is: (i) greater than $3.65/MMBtu, the Plan Value will be $6.25 billion; or (ii) less than $3.25/MMBtu, the Plan Value will be $5.5 billion.

Among other matters, the Plan provides for a comprehensive restructuring of all allowable claims against and interests in the Ultra Entities, including the conversion of the outstanding unsecured senior notes issued by the Company (“HoldCo Notes” and, the holders thereof, “HoldCo Noteholders”) to newly-issued shares of common stock in the Company, the exchange of the outstanding unsecured senior notes issued by UPL’s subsidiary Ultra Resources for a combination of new unsecured notes issued by Ultra Resources and cash, the payment in full of all other allowed claims against the Ultra Debtors in cash, and the distribution to each owner of common stock in the Company as of the Plan’s record date (“HoldCo Equityholders”) of such owner’s pro rata share of the new UPL common stock and the right to participate in the Rights Offering (as described below).

The PSA provides certain milestones for the restructuring, which the Company is required to use commercially reasonable efforts to satisfy. Failure of the Company to satisfy certain milestones, including (i) entry of an order approving the Debtors’ entry into the BCA by January 20, 2017 and (ii) consummation of the Plan by April 15, 2017 would provide the Plan Support Parties a termination right under the PSA.

On February 9, 2017, the Company entered into the First Amendment to the Plan Support Agreement (the “PSA Amendment”) with the Plan Support Parties party thereto. Pursuant to the PSA Amendment, the Required Consenting Parties agreed that the Plan Term Sheet, as modified to accord with the treatment of OpCo Funded Debt Claims and General Unsecured Claims under the Second Amended Plan, is reasonably satisfactory to such parties (as such terms are defined in the Plan Support Agreement).

On February 13, 2017, the Court signed an order approving our Disclosure Statement. On February 21, 2017, the Court signed an amended order approving our Disclosure Statement. The amended order: (1) approves the adequacy of our Disclosure Statement, (2) approves the solicitation and notice procedures related to confirmation of our plan of reorganization, (3) approves the forms of ballots and notices related thereto, (4) approves the rights offering procedures and matters related thereto, (5) schedules certain dates related to our plan confirmation process and Rights Offering, and (6) grants related relief. With respect to the Rights Offering, the amended order defines the “Subscription Commencement Date” as February 21, 2017. Accordingly, as will be reflected in the materials to be distributed in connection with the Rights Offering, the Plan Value under the PSA is $6.0 billion.

Rights Offering:    In accordance with the Plan, the BCA and the Rights Offering procedures submitted by the Company in connection with the Plan, the Company will offer eligible debt and equity holders, including the Commitment Parties, the right to purchase shares of new common stock in the Company upon effectiveness of the Plan for an aggregate purchase price of $580.0 million. The Rights Offering will consist of the following offerings:

•

HoldCo Noteholders shall be granted rights (the “HoldCo Noteholder Rights Offering”) entitling each such holder to subscribe for the Rights Offering in an amount up to its pro rata share of new common stock (the “HoldCo Noteholder Rights Offering Shares”), which HoldCo Noteholder Rights Offering Shares, collectively, will reflect an aggregate purchase price of $435.0 million.

•

HoldCo Equityholders shall be granted rights (the “HoldCo Equityholder Rights Offering”) entitling each such holder to subscribe for the Rights Offering in an amount up to its pro rata share of new common stock (the “HoldCo Equityholder Rights Offering Shares” and, together with the HoldCo Noteholder Rights Offering Shares, the “Rights Offering Shares”), which HoldCo Equityholder Rights Offering Shares, collectively, will reflect an aggregate purchase price of $145.0 million.

Backstop Commitment Agreement:    Under the BCA, the Commitment Parties have agreed to purchase the HoldCo Noteholder Rights Offering Shares and the HoldCo Equityholder Rights Offering Shares, as applicable, that are not duly subscribed for pursuant to the HoldCo Noteholder Rights Offering or the HoldCo Equityholder Rights Offering, as applicable, by parties other than Commitment Parties (the “Backstop Commitment”) at an implied 20% discount to the Plan Value, which is the price for the rights offering set forth in the PSA (the “Rights Offering Price”).

The Company will pay the Commitment Parties upon the closing of the Rights Offering a Commitment Premium equal to 6.0% of the $580.0 million committed amount (the “Commitment Premium”). The Commitment Premium was fully earned as of January 19, 2017, the date the Backstop Approval Order was entered by the Bankruptcy Court. The Commitment Premium will be paid either in the form of new common stock at the Rights Offering Price, if the Plan is consummated as contemplated in the Plan Support Agreement, or in cash in the amount of 4.0% of the $580.0 million committed amount, if the Backstop Agreement is terminated other than as a result of a material breach by the Commitment Parties.

Exit Financing Commitment Letter:    On February 8, 2017, the Debtors obtained a commitment letter (the “Commitment Letter”) from Barclays Bank PLC (including any affiliates that may perform its responsibilities thereunder, “Barclays”), pursuant to which, in connection with the consummation of the Plan, Barclays has agreed to provide secured and unsecured financing in an aggregate amount of up to $2.4 billion, consisting of:

•	A seven-year senior secured first lien term loan credit facility (the “Term Loan Facility”) in an aggregate amount of $600.0 million;
•

A five-year senior secured first lien revolving credit facility (the “Revolving Facility”) in an aggregate amount of $400.0 million with an initial borrowing base (the “Borrowing Base”) (which limits the aggregate amount of first lien debt under the Revolving Facility and the Term Loan Facility) of $1.0 billion with scheduled semi-annual redeterminations starting on October 1, 2017; and

•

Senior unsecured bridge loans under senior unsecured bridge facilities (together with the Revolving Facility and the Term Loan Facility, the “Credit Facilities”) in an aggregate amount of $1.4 billion, consisting of (i) a five-year bridge facility in an aggregate principal amount of $700.0 million, less the aggregate principal amount of privately placed five-year senior unsecured notes of the Company, if any, issued on or prior to the closing date of the Credit Facilities (the “Closing Date”) and (ii) an eight-year bridge facility in an aggregate principal amount of $700.0 million, less the aggregate principal amount of privately placed eight-year senior unsecured notes of the Company, if any, issued on or prior to the Closing Date.

The Revolving Facility is anticipated to, among other things:

•	have capacity for the Debtors to increase the commitments subject to certain conditions;
•	have $100.0 million of the commitments available for the issuance of letters of credit; and
•

require the Company to maintain (A) a maximum total net debt to EBITDAX ratio of (i) 4.25 to 1.0 as of the end of the first full fiscal quarter after the closing date and each subsequent fiscal quarter of 2017 and (ii) 4.0 to 1.0 as of the end of each fiscal quarter thereafter, (B) a minimum current ratio of 1.0 to 1.0 and (C) a minimum interest coverage ratio of 2.5 to 1.0.

The Term Loan Facility is anticipated to, among other things, have capacity for the Debtors to increase the commitments, with such increase in commitments subject to certain conditions.

The Revolving Facility and Term Loan Facility will include customary affirmative and negative covenants, including, among other things, as to compliance with laws, delivery of quarterly and annual financial statements and oil and gas engineering reports, maintenance and operation of properties (including oil and gas properties), maintenance of a lien on, and delivery of title information with respect to, 85% of the Debtors’ proved oil and gas reserves, restrictions on the incurrence of liens, indebtedness, asset dispositions, fundamental changes, restricted payments and other customary covenants.

The Revolving Facility and Term Loan Facility will include events of default relating to customary matters, including, among other things, nonpayment of principal, interest or other amounts; violation of covenants; incorrectness of representations and warranties in any material respect; cross-payment default and cross acceleration with respect to material indebtedness; bankruptcy; material judgments; and certain ERISA events. Many events of default are subject to customary notice and cure periods.

The commitments of Barclays to provide the Credit Facilities are subject to certain conditions set forth in the Commitment Letter, including but not limited to the Plan Support Parties’ reasonable satisfaction with the approval by the Bankruptcy Court of all actions to be taken, undertakings to be made and obligations to be incurred by the Debtors in connection with the Credit Facilities.

The Commitment Letter will terminate upon the occurrence of certain events described therein and the outside termination date for the Commitment Letter is May 9, 2017.

Based on the indicative pricing levels provided to the Company, the blended interest rate of the Credit Facilities on the effective date of the Plan (the “Blended Rate”) is expected to be approximately 5.10% per annum. The actual Blended Rate on the effective date of the Plan will depend on factors including, without limitation, the size of each tranche of the Credit Facilities and the results of the syndication process of such Credit Facilities, and may therefore be higher or lower than 5.10% per annum.

As previously disclosed on a Current Report on Form 8-K filed with the SEC on February 9, 2017, on February 8, 2017, the Debtors filed a motion with the Bankruptcy Court seeking authorization to enter into and perform under the Commitment Letter and the other commitment papers. The motion was heard and approved during the Company’s disclosure statement hearing on February 13, 2017.

Plan of Reorganization (Disclosure Statement)

We plan to emerge from our chapter 11 cases after we obtain approval from the Bankruptcy Court for a chapter 11 plan of reorganization. Among other things, a chapter 11 plan of reorganization will determine the rights and satisfy the claims of our prepetition creditors and security holders. The terms and conditions of a chapter 11 plan of reorganization will be determined through negotiations with our stakeholders and, possibly, decisions by the Bankruptcy Court.

On December 6, 2016, we filed an initial plan of reorganization and disclosure statement therefore. On January 17, 2017, we filed a revised plan of reorganization and disclosure statement therefore. On February 8, 2017, we filed a further revised plan of reorganization and disclosure statement therefore. On February 13, 2017, we filed amendments and further revisions to the plan of reorganization we filed on February 8, 2017 (the “Plan”) and to the disclosure statement therefore (the “Disclosure Statement”). The Court approved our Disclosure Statement on February 13, 2017 and scheduled a hearing to consider confirmation of the Plan for March 14, 2017.

Under the absolute priority scheme established by the Bankruptcy Code, unless our creditors agree otherwise, all of our prepetition liabilities and postpetition liabilities must be satisfied in full before the holders of our existing common stock can receive any distribution or retain any property under a chapter 11 plan of reorganization. The ultimate recovery to creditors and/or shareholders, if any, will not be determined until confirmation and implementation of a plan or plans of reorganization. We can give no assurance that any recovery or distribution of any amount will be made to any of our creditors or shareholders. Our plan of reorganization could result in any of the holders of our liabilities and/or securities, including our common stock, receiving no distribution on account of their interests and cancellation of their holdings. Moreover, a plan of reorganization can be confirmed, under the Bankruptcy Code, even if the holders of our common stock vote against the plan and even if the plan provides that the holders of our common stock receive no distribution on account of their equity interests.

Liabilities Subject to Compromise

We have applied Accounting Standards Codification (“ASC”) 852, Reorganizations, in preparing the Consolidated Financial Statements included in this Annual Report on Form 10-K. In addition, the consolidated financial statements presented here include amounts classified as “liabilities subject to compromise.” This amount represents estimates of known or potential prepetition claims expected to be resolved in connection with our chapter 11 proceedings. Additional amounts may be included in liabilities subject to compromise in future periods if we elect to reject executory contracts and unexpired leases as part of our chapter 11 cases. Due to the uncertain nature of many of the potential claims, the magnitude of potential claims is not reasonably estimable at this time. Potential claims not currently included with liabilities subject to compromise in our Consolidated Balance Sheets may be material. In addition, differences between amounts we are reporting as liabilities subject to compromise in this Annual Report on Form 10-K and the amounts attributable to such matters claimed by our creditors or approved by the Bankruptcy Court may be material. We will continue to evaluate our liabilities throughout the chapter 11 process, and we plan to make adjustments in future periods as necessary and appropriate. Such adjustments may be material.

Under the Bankruptcy Code, we may assume, assign, or reject certain executory contracts and unexpired leases, subject to the approval of the Bankruptcy Court and certain other conditions. If we reject a contract or lease, such rejection generally (1) is treated as a prepetition breach of the contract or lease, (2) subject to certain exceptions, relieves the Debtors of performing their future obligations under such contract or lease, and (3) entitles the counterparty thereto to a prepetition general unsecured claim for damages caused by such deemed breach. If we assume an executory contract or unexpired lease, we are generally required to cure any existing monetary defaults under such contract or lease and provide adequate assurance of future performance to the counterparty. Accordingly, any description of an executory contract or unexpired lease in this Annual Report on Form 10-K, including any quantification of our obligations under any such contract or lease, is wholly qualified by the rejection rights we have under the Bankruptcy Code. Further, nothing herein is or shall be deemed an admission with respect to any claim amounts or calculations arising from the rejection of any executory contract or unexpired lease and we expressly preserve all of our rights with respect thereto.

The following table summarizes the components of liabilities subject to compromise included in our Consolidated Balance Sheets as of December 31, 2016:

December 31, 2016
Accounts payable	$1,322
Accrued liabilities	6,303
Accrued interest payable	99,774
Debt	3,759,000
Accrued contract settlements	171,642
Liabilities subject to compromise	$4,038,041

Schedules and Statements – Magnitude of Potential Claims & Claims Resolution Process

On June 8, 2016, each of the Debtors filed a Schedule of Assets and Liabilities and Statement of Financial Affairs (collectively, the “Schedules and Statements”) with the Bankruptcy Court setting forth, among other things, the assets and liabilities of the Debtors, subject to the assumptions filed in connection therewith. On October 14, 2016, Ultra Wyoming LGS, LLC (“UWLGS”), one of the Debtors and our indirect, wholly owned subsidiary, filed an amendment to its Schedules and Statements. The Schedules and Statements are subject to further amendment or modification. Certain holders of prepetition claims were required to file proofs of claim by the deadline for filing certain proofs of claims in the Debtors’ chapter 11 cases, which deadline was September 1, 2016, for prepetition general unsecured claims and October 26, 2016, for governmental claims. Differences between amounts scheduled by the Debtors and claims by creditors will be investigated and resolved in connection with the claims resolution process. In light of the expected number of creditors, the claims resolution process may take considerable time to complete and will likely continue after our emergence from bankruptcy. Accordingly, the ultimate number and amount of allowed claims is not presently known, nor can the ultimate recovery with respect to allowed claims be presently ascertained.

To the best of our knowledge, we have notified all of our known current or potential creditors that the Debtors have filed chapter 11 cases. The Schedules and Statements set forth, among other things, the assets and liabilities of each of the Debtors, including executory contracts to which each of the Debtors is a party, and are subject to the qualifications and assumptions included therein and amendment or modification as our chapter 11 cases proceed.

Through the claims resolution process, differences in amounts scheduled by the Debtors and claims filed by creditors will be investigated and resolved, including through the filing of objections with the Bankruptcy Court where appropriate.

Many of the claims identified in the Schedules and Statements are listed as disputed, contingent or unliquidated. In addition, there are differences between the amounts for certain claims listed in the Schedules and Statements and the amounts claimed by our creditors. Such differences, as well as other disputes and contingencies will be investigated and resolved as part of our claims resolution process in our chapter 11 cases. Please refer to Note 11 for additional information about contingent matters and commitments related to certain claims filed in our chapter 11 cases.

Pursuant to the Federal Rules of Bankruptcy Procedure, some creditors who wished to assert prepetition claims against us and whose claims (i) were not listed in the Schedules and Statements or (ii) were listed in the Schedules and Statements as disputed, contingent, or unliquidated, were required to file a proof of claim with the Bankruptcy Court prior to the bar date set by the court. The bar date for non-governmental creditors was September 1, 2016, and the bar date for governmental creditors was October 26, 2016.

The claims filed against the Debtors to date are voluminous. Further, it is possible that claimants will file amended or modified claims in the future, including modifications or amendments to assign values to claims originally filed with no designated value. The amended or modified claims may be material.

We plan to investigate and evaluate all filed claims in connection with our plan of reorganization. As a part of the claims resolution process, we anticipate working to resolve differences in amounts we listed in our Schedules and Statements and amounts of claims filed by our creditors. We have already identified, for example, claims that we believe should be disallowed by the Bankruptcy Court because they are duplicative, have been later amended or superseded, are without merit, are overstated or for other reasons. We have previously filed, and we will continue to file and prosecute objections with the Bankruptcy Court as necessary for claims we believe should be disallowed.

Tax Attributes; Net Operating Loss Carryforwards

We have substantial tax net operating loss carryforwards and other tax attributes. Under the U.S. Internal Revenue Code, our ability to use these net operating losses and other tax attributes may be limited if we experience a change of control, as determined under U.S. Internal Revenue Code. Accordingly, we obtained an order from the Bankruptcy Court that is intended to protect our ability to use our tax attributes by imposing certain notice procedures and transfer restrictions on the trading of the Company’s common stock.

In general, the order applies to any person or entity that, directly or indirectly, beneficially owns (or would beneficially own as a result of a proposed transfer) at least 4.5% of the Company’s common stock. Such persons are required to notify us and the Bankruptcy Court before effecting a transaction that might result in us losing the ability to use our tax attributes, and we have the right to seek an injunction to prevent the transaction if it might adversely affect our ability to use our tax attributes.

Any purchase, sale or other transfer of our equity securities in violation of the restrictions of the order is null and would be treated as invalid from the outset as an act in violation of a Bankruptcy Court order and would therefore confer no rights on a proposed transferee.

Costs of Reorganization

We have incurred and will continue to incur significant costs associated with our reorganization and the chapter 11 proceedings. We expect these costs, which are being expensed as incurred, will significantly affect our results of operations. In addition, a non-cash charge to write-off the unamortized debt issuance costs related to our funded indebtedness is included in “Reorganization items, net” as these debt instruments are expected to be impacted by the pendency of the Company’s chapter 11 cases. For additional information about the costs of our reorganization and chapter 11 proceedings, see “Reorganization items, net” below.

The following table summarizes the components included in Reorganization items, net in our Consolidated Statements of Operations for the three and year months ended December 31, 2016:

	For the Twelve Months Ended December 31,
	2016	2015	2014
Professional fees(1)	$11,781	$—	$—
Deferred financing costs(2)	18,742	—	—
Contract settlements(3)	17,350	—	—
Other(4)	(370)	—	—
Total Reorganization items, net	$47,503	$—	$—

(1)	The year ended December 31, 2016 includes $6.4 million directly related to accrued, unpaid professional fees associated with the chapter 11 filings.
(2)

A non-cash charge to write-off all of the unamortized debt issuance costs related to the unsecured Credit Agreement, unsecured Senior Notes issued by Ultra Resources, the unsecured 2018 Senior Notes issued by the Company and the unsecured 2024 Senior Notes issued by the Company is included in Reorganization items, net as these debt instruments are expected to be impacted by the pendency of the Company’s chapter 11 cases.

(3)	Includes accrued, unpaid amounts subject to Bankruptcy Court approval related to a settlement reached with Big West Oil, LLC in the amount of $17.35 million.
(4)	Cash interest income earned for the period after the Petition Date on excess cash over normal invested capital.

Ability to Continue as a Going Concern

The Consolidated Financial Statements included in this Annual Report on Form 10-K have been prepared on a going concern basis of accounting, which contemplates continuity of operations, realization of assets, and satisfaction of liabilities and commitments in the normal course of business. As a result of our financial condition at the time the financial statements were originally issued, including the defaults under our debt agreements, and the risks and uncertainties surrounding our chapter 11 proceedings, we concluded that substantial doubt existed that we would be able to continue as a going concern.

On March 14, 2017, the Bankruptcy Court confirmed the Company’s Debtors’ Second Amended Joint Chapter 11 Plan of Reorganization and on April 12, 2017, the Company emerged from bankruptcy.  Upon emergence from bankruptcy, the Company entered into the secured and unsecured exit financing agreements of $2.4 billion in commitments, satisfied the obligations under the outstanding debt agreements as described in Note 5, and completed the Rights Offering of $580.0 million.  As a result of the execution of the Plan, improved financial conditions, and successful emergence from chapter 11, the Company believes it has sufficient liquidity to fund anticipated cash requirements for operations, capital expenditures, and working capital purposes.  As a result, substantial doubt no longer exists regarding the Company’s ability to meet its obligations as they become due within one year after the date of the financial statements issued.